                                                                    EXHIBIT 99.6

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.             CASE NUMBER: 01-10963 (JWV)


                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
--------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1       Summary of Bank and Investment Accounts

Attachment 2       Schedule of Receipts and Disbursements

Attachment 3       Bank and Investment Account Statements

Attachment 4       Income Statement

Attachment 5       Balance Sheet

Attachment 6       Summary of Due To/Due From Intercompany Accounts

Attachment 7       Accounts Receivable Aging

Attachment 8       Accounts Payable Detail

Attachment 9       Notes to November Monthly Operating Report

                Summary Of Bank, Investment & Petty Cash Accounts   Attachment 1
Summary                  Great River Cruise Line, L.L.C.
Great River                  Case No: 01-10963 (JCA)                   UNAUDITED
Cruise Line, LLC           For Month Of November, 2002


                                         Balances
                            ---------------------------------     Receipts &      Bank
                               Opening            Closing       Disbursements   Statements        Account
Account                     As Of 11/01/02     As Of 11/30/02     Included       Included       Reconciled
-------                     --------------     --------------   -------------   -----------     ----------

Delta Queen Steamer             500.50             500.50        Yes            No - Not         Yes
Hibernia                                                                        Concentration
Account # - 812-395-270                                                         Account

Delta Queen                       0.00               0.00        No -           Not A Bank       No
Petty Cash                                                       No Activity    Account

                                 Receipts & Disbursements           Attachment 2
                             Great River Cruise Line, L.L.C.
R&D - Hibernia -                 Case No: 01-10963 (JCA)               UNAUDITED
DQ Steamer                               Hibernia
                                   Delta Queen Steamer
                                 Account # - 812-395-270
                              1 November 02 - 30 November 02

Opening Balance - 01 November  02
                                     500.50

Receipts
                                   --------
                                       0.00       Total Receipts

Disbursements
                                   --------
                                       0.00       Total Disbursements

Closing Balance - 30 November  02
                                     500.50

                   Concentration & Investment Account Statements    Attachment 3
                         Great River Cruise Line, L.L.C.
Summary                      Case No: 01-10963 (JCA)
Great River                For Month Of November , 2002
Cruise Line, LLC
Attach 3


         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                           Date: 17-DEC-02 17:06:45
INCOMESTATEMENT - ATTACHMENT 4                 Page:   1
Current Period: NOV-02

currency USD
Company=22 (DELTA QUEEN)

                                                                PTD-Actual
                                                                30-Nov-02
                                                               ------------
Revenue
Gross Revenue                                                          0.00
Allowances                                                             0.00
                                                               ------------
Net Revenue                                                            0.00

Operating Expenses
Air                                                                    0.00
Hotel                                                                  0.00
Commissions                                                            0.00
Onboard Expenses                                                       0.00
Passenger Expenses                                                     0.00
Vessel Expenses                                                        0.00
Layup/Drydock Expense                                                  0.00
Vessel Insurance                                                  22,099.53
                                                               ------------
Total Operating Expenses                                          22,099.53

                                                               ------------
Gross Profit                                                     (22,099.53)

SG&A Expenses
Sales & Marketing                                                      0.00
Start-Up Costs                                                         0.00
                                                               ------------
Total SG&A Expenses                                                    0.00

                                                               ------------
EBITDA                                                           (22,099.53)

Depreciation                                                           0.00

                                                               ------------
Operating Income                                                 (22,099.53)

Other Expense/(Income)
Interest Income                                                        0.00
Equity in Earnings for Sub                                             0.00
Reorganization expenses                                                0.00
                                                               ------------
Total Other Expense/(Income)                                           0.00

                                                               ------------
Net Pretax Income/(Loss)                                         (22,099.53)

Income Tax Expense                                                     0.00

                                                               ------------
Net Income/(Loss)                                                (22,099.53)
                                                               ============

AMCV US SET OF BOOKS                          Date: 17-DEC-02 17:06:52
BALANCE SHEET - ATTACHMENT 5                  Page:   1
Current Period: NOV-02

currency USD
Company=22 (DELTA QUEEN)

                                       YTD-Actual        YTD-Actual
                                       30-Nov-02          22-Oct-01
                                     --------------    --------------
ASSETS

Cash and Equivalent                          396.95         64,522.98

Restricted Cash                                0.00              0.00

Accounts Receivable                          100.00         33,451.42

Inventories                                    0.00        270,331.59

Prepaid Expenses                               0.00         37,922.40

Other Current Assets                           0.00         14,555.00

                                     --------------    --------------
Total Current Assets                         496.95        420,783.39


Fixed Assets                                   0.00     27,296,694.44

Accumulated Depreciation                       0.00    (15,065,339.51)

                                     --------------    --------------
Net Fixed Assets                               0.00     12,231,354.93


Net Goodwill                                   0.00              0.00

Intercompany Due To/From              (6,380,369.75)    (9,202,583.95)

Net Deferred Financing Fees                    0.00              0.00

Net Investment in Subsidiaries                 0.00              0.00

                                     --------------    --------------
Total Other Assets                    (6,380,369.75)    (9,202,583.95)

                                     --------------    --------------
Total Assets                          (6,379,872.80)     3,449,554.37
                                     ==============    ==============

AMCV US SET OF BOOKS                        Date: 17-DEC-02 17:06:52
BALANCE SHEET - ATTACHMENT 5                Page:   2
Current Period: NOV-02

currency USD
Company=22 (DELTA QUEEN)

                                           YTD-Actual        YTD-Actual
                                           30-Nov-02         22-Oct-01
                                         --------------    --------------
LIABILITIES

Accounts Payable                                 689.27          5,758.93

Accrued Liabilities                                0.00        715,443.75

Deposits                                           0.00      2,045,629.83

                                         --------------    --------------
Total Current Liabilities                        689.27      2,766,832.51


Long Term Debt                                     0.00              0.00

Other Long Term Liabilities                        0.00              0.00

                                         --------------    --------------
Total Liabilities                                689.27      2,766,832.51


Liabilities Subject to Compromise            540,730.95        490,370.44


OWNER'S EQUITY

Common Stock                                       0.00              0.00

Add'l Paid In Capital                      3,701,000.00      3,701,000.00

Current Net Income (Loss)                 (7,536,314.57)    (2,206,220.03)

Retained Earnings                         (3,085,978.45)    (1,302,428.55)

                                         --------------    --------------
Total Owner's Equity                      (6,921,293.02)       192,351.42

                                         --------------    --------------
Total Liabilities & Equity                (6,379,872.80)     3,449,554.37
                                         ==============    ==============

`

Great River                       ATTACHMENT 6                    01-10963 (JWV)
Cruise Line, LLC    Summary List of Due To/Due From Accounts
                      For the Month Ended November 30, 2002


                                                              BEGINNING                                   ENDING
AFFILIATE NAME                            CASE NUMBER          BALANCE       DEBITS     CREDITS          BALANCE

American Classic Voyages Co.              01-10954          (6,704,338.25)       --              --      (6,704,338.25)
AMCV Cruise Operations, Inc.              01-10967          (9,463,658.43)       --              --      (9,463,658.43)
The Delta Queen Steamboat Co.             01-10970          10,542,637.21        --       22,099.53      10,520,537.68
DQSB II, Inc.                             01-10974                (367.05)       --              --            (367.05)
Great AQ Steamboat, L.L.C.                01-10960             168,013.44        --              --         168,013.44
Great Pacific NW Cruise Line, L.L.C.      01-10977               4,812.08        --              --           4,812.08
Great Ocean Cruise Line, L.L.C.           01-10959             503,950.75        --              --         503,950.75
Cruise America Travel, Incorporated       01-10966          (1,419,142.24)       --              --      (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C.       01-10964              18,978.71        --              --          18,978.71
Cape Cod Light, L.L.C.                    01-10962                (270.05)       --              --            (270.05)
Cape May Light, L.L.C.                    01-10961              33,543.95        --              --          33,543.95
Project America, Inc.                     N/A                  (11,144.65)       --              --         (11,144.65)
Oceanic Ship Co.                          N/A                     (257.75)       --              --            (257.75)
Great Hawaiian Cruise Line, Inc.          01-10975                 (60.73)       --              --             (60.73)
Great Hawaiian Properties Corporation     01-10971             (41,555.00)       --              --         (41,555.00)
American Hawaii Properties Corporation    01-10976               9,562.38        --              --           9,562.38
CAT II, Inc.                              01-10968               1,025.41        --              --           1,025.41
                                                            -------------    ------       ---------      -------------
                                                            (6,358,270.22)       --       22,099.53      (6,380,369.75)
                                                            =============    ======       =========      =============

GREAT RIVER CRUISE LINE, L.L.C.                           CASE #: 01-10963 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                    0-30 DAYS  31-60 DAYS  61-90 DAYS  91+ DAYS    TOTAL

Paymentech Credit Card Processor                                                 0.00      0.00
American Express Credit Card Processor                                                     0.00
Discover Credit Card Processor                                                             0.00
Diners Credit Card Processor                                                               0.00
Travel Agents                                                                              0.00
Crew Member                                                                    100.00    100.00
                                             ------      ------     ------     ------    ------
Total                                          0.00        0.00       0.00     100.00    100.00
                                             ======      ======     ======     ======    ======



                                                                  ATTACHMENT # 7

                                   DELTA QUEEN
                                AP-STEAMER CHECKS
                               22-000-221300-00000

                                   NOVEMBER-02

OUTSTANDING CHECKS:

                       12333 M. Richardson-Walmart                 40.00
                       12335 J. Blasier-Capitol One                20.00
                       12385 J. Blasier-K. Hansen                 150.00
                       12399 Peoria Historical Society            120.00
                       12404 Anthony May-Verizon                  200.00
                       12408 Peoria Historical Society            160.00

                                                                --------
                       Total per G/L:                             690.00
                                                                ========




                       ATTACHMENT # 8

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.